                           CALAMOS(R) FAMILY OF FUNDS
                          ---------------------------
     SUPPLEMENT DATED SEPTEMBER 11, 2000 TO PROSPECTUS DATED AUGUST 1, 2000

TELEPHONE PURCHASES PERMITTED
Once you have established an account, you may purchase shares over the telephone by debiting your bank account. To electronically debit your bank account, you must hold your account at a financial institution that is an Automatic Clearing House member. To permit telephone purchases, you must authorize telephone purchases on your account application. Call us at 800.823.7386 to obtain an account application with the telephone purchase option. If you did not authorize telephone purchases on your original account application, you may request telephone purchases by submitting a request in writing along with a voided check, to Firstar Mutual Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202.

To purchase shares by telephone, call 800.823.7386. The purchase price for the shares will be the net asset value per share next computed after receipt by our transfer agent of your telephone purchase if you call to place your order by 3:00 p.m. Central time. We will initiate most electronic transfers from your bank account to pay for the share purchase within that same business day.

We may modify or terminate the ability to purchase shares by telephone at any time, or from time to time, without notice to shareholders. If your order to purchase shares of a Fund is canceled because your electronic transfer does not clear, you will be responsible for any resulting loss incurred by the Fund. We, and our transfer agent, will be liable for losses resulting from unauthorized telephone purchases only if we do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

SHAREHOLDER FEES
Effective September 11, 2000, a service charge of $12 is deducted from proceeds of redemption paid by wire.

VOLUNTARY FEE WAIVER FOR CLASS A SHARES OF EACH FUND
Effective April 1, 2000, CALAMOS(R) Asset Management, Inc. voluntarily agreed to waive fees and/or expenses until August 31, 2001, so that the total annual operating expenses of Class A shares of each Fund are limited to 1.75%. The following operating expense table for Class A shares of Market Neutral Fund, Growth Fund, Global Convertible Fund, High Yield Fund and Convertible Technology Fund replaces the expense tables for Class A shares of each Fund on pages 30, 36, 46, 53 and 61 of the prospectus:

                                                  Market               Global      High    Convertible
                                                  Neutral   Growth   Convertible   Yield   Technology
                                                   Fund      Fund       Fund       Fund       Fund
                                                  -------   ------   -----------   -----   -----------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)
------------------------------------------------------------------------------------------------------
  Management Fees                                   .75%     1.00%      1.00%       .75%      1.00%
------------------------------------------------------------------------------------------------------
  Distribution (12b-1) Fees*                        .25%      .25%       .25%       .25%       .25%
------------------------------------------------------------------------------------------------------
  Other Expenses**                                 2.25%      .53%      1.70%      11.85%     1.70%
------------------------------------------------------------------------------------------------------
  Total Annual Operating Expenses***               3.25%     1.78%      2.95%      12.85%     2.95%
------------------------------------------------------------------------------------------------------
  Fee Waiver and/or Expense Reimbursement          1.50%      .03%      1.20%      11.10%     1.20%
------------------------------------------------------------------------------------------------------
  Net Expenses                                     1.75%     1.75%      1.75%      1.75%      1.75%
------------------------------------------------------------------------------------------------------

* Effective April 1, 2000, the distribution and service (12b-1) fee rate for Class A shares of the Fund was reduced from .50% to .25% of average net assets.
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**  "Other Expenses" for the Convertible Technology Fund are based on estimated amounts for the current fiscal year. The Fund is expected to commence operations on or about September 11, 2000.
*** CALAMOS ASSET MANAGEMENT, INC. ("CAM") has voluntarily decided to waive fees and/or reimburse fund expenses so that the Total Annual Operating Expenses are limited to 1.75% for Class A shares. Pursuant to a written agreement, the fee waiver and/or reimbursement is binding on CAM through August 31, 2001.

The following examples for Class A shares of Market Neutral Fund, Growth Fund, Global Convertible Fund, High Yield Fund and Convertible Technology Fund replace the examples shown on pages 31, 37, 47, 54 and 62 of the prospectus:

     EXAMPLES (CLASS A SHARES ONLY):
     These examples are intended to help you compare the cost of investing in Class A shares of each Fund with the cost of investing in other mutual funds.

     This example shows an investment made and held for one year, three years, five years and ten years, except Convertible Technology Fund, which shows one year and three years only. In each case, we assume that you invest $10,000 in Class A shares of the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for waivers in the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                      Global                            Convertible
                             Market Neutral Fund   Growth Fund   Convertible Fund   High Yield Fund   Technology Fund
      ---------------------------------------------------------------------------------------------------------------
        One Year                   $  644            $  644           $  644            $  644            $  644
      ---------------------------------------------------------------------------------------------------------------
        Three Years                $1,295            $1,000           $1,237            $2,977            $1,237
      ---------------------------------------------------------------------------------------------------------------
        Five Years                 $1,968            $1,379           $1,853            $4,958                --
      ---------------------------------------------------------------------------------------------------------------
        Ten Years                  $3,758            $2,439           $3,509            $8,700                --
      ---------------------------------------------------------------------------------------------------------------

PROSPECTUSES AND SHAREHOLDER REPORTS
We reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call us at 800.823.7386 or write to us at The Calamos Family of Funds, c/o Firstar Mutual Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 to request individual copies of these documents. We will begin sending you individual copies within thirty days of your request.

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